UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2021
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Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 28, 2021, Omni Air International, LLC (“OAI”), a wholly owned subsidiary of Air Transport Services Group, Inc. (the “Company”), finalized a Payroll Support Program 3 Agreement (the “PSP3 Agreement”) with the U.S. Department of the Treasury (“Treasury”) with respect to the grant program (the “Third Payroll Support Program”) under section 7301 of the American Rescue Plan Act of 2021 (the “American Rescue Plan Act”). The Third Payroll Support Program and PSP3 Agreement are structured in a substantially similar manner to the Payroll Support Program Agreement among OAI and Treasury dated as of May 20, 2020 with respect to the grant program (the “Original Payroll Support Program”) under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), as described in the Company’s Current Report on Form 8-K filed on May 28, 2020 and the Payroll Support Program Extension Agreement among OAI and Treasury dated as of February 9, 2021 with respect to the grant program (the “Second Payroll Support Program”) under Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021 (“2021 Appropriations Act”), as described in the Company’s Current Report on Form 8-K filed on February 10, 2021.
Payroll Support Program 3 Agreement
Pursuant to the PSP3 Agreement, OAI expects to receive from Treasury approximately $40.0 million in the aggregate. The funding is expected to be disbursed in two equal installments, the first of which was received on April 28, 2021, and the second of which is anticipated to be received in July 2021.
In connection with the receipt of financial assistance under the Third Payroll Support Program, OAI is required to comply with the relevant provisions of the American Rescue Plan Act, many of which are substantially similar to the requirements placed on OAI by the Original Payroll Support Program under the CARES Act and the Second Payroll Support Program under the 2021 Appropriations Act. The relevant provisions include the requirement that the funding be used exclusively for the continuation of payment of employee wages, salaries and benefits. Similar to the Original Payroll Support Program and Second Payroll Support Program, OAI and, in some cases, the Company will also be subject to certain restrictions, including, but not limited to, limitations on involuntary terminations, salary reductions and furloughs through September 30, 2021, restrictions on the payment of dividends and the repurchase of shares through September 30, 2022, and certain limitations on executive compensation through April 1, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	April 29, 2021